UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

TABLE OF CONTENTS

Letter to Shareholders                 2
Schedule of Investments                6
Sector Diversification                12
Statement of Assets and Liabilities   13
Statement of Operations               14
Statement of Changes in Net Assets    15
Financial Highlights                  16
Notes to Financial Statements         18
Disclosure of Fund Expenses           25

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

For the six months ended March 31, 2009, both the Investor and Institutional Classes of Causeway Emerging Markets Fund returned -30.21%, compared with the MSCI Emerging Markets Index ("EM Index" or "benchmark") return of -26.81%. This significant decline erased most of the emerging markets gains from the bull market run of 2003 to 2007, dragging the EM Index to its lowest levels since 2005. For most of the six month period, emerging markets were hit hard as investors, fearing a destabilized global financial system and its negative impact on the real economy, fled the asset class. Monetary and fiscal policy responses, led by the US and China, were powerful mitigating factors for these fears, yet they failed to resolve uncertainty surrounding the timing and depth of economic recovery. Investors were further discouraged by dismal quarter-over-quarter real growth rates for the fourth quarter of 2008, for both emerging and developed countries. Some examples include South Korea (-20.8%), Singapore (-16.9%), Japan (-9%), and Mexico (-6.7%). Rampant pessimism caused equity markets to become oversold, a condition that allows the slightest bit of positive news to spur a significant counter rally. Indeed, markets rallied 14% in March when investors became encouraged by "green shoots" appearing across the global economy, including improving automobile sales, firming prices and increasing transactions in the property market, and moderation in the rate of decline in some of the biggest regional economies.

From a quantitative factor perspective, the Fund's exposure to our bottom-up factors did not contribute to our six-month performance relative to the benchmark (or "active performance"). In this group, only our value factors had positive performance. Our earnings growth factors were marginally negative and our technical factors were significantly negative. Our top down factors, which have a smaller weight in the model, had positive relative performance. All three top-down factor groups had positive relative performance, the strongest being our macroeconomic factors, followed by our country factors, then our sector factors.

PORTFOLIO REVIEW

At the industry level, holdings in real estate, technology hardware and equipment, and banks contributed the most to relative performance. Stock selection in the materials, capital goods, and semiconductors and semi equipment industry groups detracted from relative performance. From a country perspective, holdings in Taiwan, Poland, and India contributed to relative performance while holdings in South Korea, Israel, and Thailand detracted from relative performance. Currency had a positive impact on the Fund, with our overweight to the Brazilian real contributing the most to active return followed by underweights to the Mexican peso and the Russian ruble.

The largest individual contributor to active return was Shenzhen Investment, a Chinese real estate company. The stock did well due to strength in Guangdong province real estate prices, which responded positively to the massive fiscal and monetary stimulus applied by the Chinese authorities. Additional notable contributors to return included Brazilian utility Eletropaulo


                        2 CAUSEWAY EMERGING MARKETS FUND

Metropolitana Eletricidade de Sao Paulo, Taiwanese computer notebook manufacturers, Compal Electronics and Quanta Computer, Chinese oil and natural gas exploration and production company CNOOC, Brazilian water utility, Cia de Saneamento Basico do Estado de Sao Paulo, and Chinese automobile manufacturer Dongfeng Motor Group. Meanwhile, the largest single detractor from performance during the period was Thai steel company, G Steel. The stock experienced a selloff due to declining steel prices, which led to a significant loss in 2008 as well as a credit rating downgrade by Moody's. We subsequently sold out of the position. Other notable detractors to active return included Bank Leumi Le-Israel, South Korean financial holding company, Woori Finance Holdings, Turkish holding company, Dogan Sirkelter Grubu Holdings, and Russian steel manufacturer, Evraz Group.

The top five purchases during the period were pharmaceutical companies, Yuhan (South Korea) and Teva Pharmaceutical Industries (Israel), food manufacturer, Want Want China Holdings, tobacco company, KT&G (South Korea), and coal mining company, Bumi Resources (Indonesia). The top five sales during the period were LG Telecom (South Korea), LG Chemical (South Korea), oil exploration and production company, Petroleo Brasileiro (Brazil), Bank Hapoalim (Israel) and Compal Electronics (Taiwan).

ECONOMIC OUTLOOK

While growth prospects for the global economy appear muted for the near future, the worst may be behind us. Global growth is still forecast to be negative for most of 2009, but the rate of decline is slowing and there is a possibility of positive quarter-over-quarter growth for the fourth quarter of 2009. Expected growth for 2009 within the emerging markets is generally positive. According to the Economist Poll of Forecasters, China and India are expected to have the strongest results, with real gross domestic product growth of 7% and 6.5% respectively for the full year. At the lower end, South Korea and Taiwan are expected to have marginal growth this year (0.3% and 0.1% respectively).

Most nations will experience a decline in GDP in 2009 due to a significant reduction in consumption. Developing economies will take an additional hit from decreased net exports, due to less demand from developed economies. For example, China's current account/GDP ratio is forecast to be in the mid-single digits this year, down from over 10%, and South Korea may experience a small current account deficit this year after years of small surpluses. For most Asian countries, the decline in imported commodity prices will partially compensate for the decrease in exports. Commodity-exporting emerging market nations will experience the biggest current account declines, as both volume and price declines will reduce the value of their total exports. For example, Russia, a significant oil exporter, has had current account/GDP ratios in the mid- to high-single digits in recent years, but is expected to experience a low- to mid-single digit negative current account/ GDP ratio in 2009.


                        CAUSEWAY EMERGING MARKETS FUND 3

Asian economies have the additional advantage of high household savings rates. Most developed economies (most notably the United States), have had very low savings rates in the recent past, so increases in savings rates going forward will have negative implications for consumption. If the Asian economies can convince their citizens to save less, those funds can be diverted towards consumption, and the increase in domestic demand would at least partially offset the reduction in foreign demand. One example of the measures being taken by governments to reduce savings rates, thereby stimulating demand, can be found in China. The government may introduce a comprehensive health insurance plan, which would decrease the need for Chinese citizens to save in case of medical contingencies.

Inflation remains subdued in the current environment and will probably remain quiet for at least a year. This is the case despite all of the accommodative monetary and fiscal policy that has been enacted. Government intervention has been non-inflationary thus far because the global economy continues to have excess inventory and production capacity. Commodity prices appear to have found a bottom in the first quarter 2009, but they remain far below their highs from 2008. For example, per Brent, oil ended the quarter around $50/bbl, having rallied from $40/bbl, but regained only a small percentage of its losses from its mid-2008 high of about $150/bbl. Copper is also well off its 2008 highs, but has rebounded due to Chinese demand, as the country has been stockpiling the commodity for infrastructure programs. Gold prices did approach their multi-year highs but retreated from these levels during the latter half of the quarter. Gold's safe-haven characteristics as well as its limited industrial uses make it an indicator of investor risk aversion.

Equity market volatility has declined significantly from the historically high levels of September 2008, responding to indications of increasing stability and solvency in the global financial system. The S&P 500 Volatility Index (VIX) ended March in the mid-40s, a level well above the long-term average, yet low enough to indicate investors' expectation of a low probability of some form of systemic failure.

From a quantitative factor perspective, quality drove performance for the period. High quality stocks, which have low leverage, low volatility, low beta (i.e., low sensitivity to the EM Index), and low dispersion of earnings-per-share estimates by sell-side analysts, significantly outperformed low quality stocks. Concerned by the possibility of a significant slowdown in global growth, declining credit, increasing bankruptcies, and reduced earnings visibility, investors gravitated toward defensive stocks with minimal external financing needs, strong cash positions, and good earnings visibility. This preference for high quality reversed dramatically at the end of the quarter, as investors became less bearish about the prospects for the global economy. In March, cyclical, highly geared, volatile deep value stocks significantly outperformed.

INVESTMENT OUTLOOK

The Fund is positioned to include many of these deep value cyclical stocks, as their valuation discount compensates for their risk. Defensive industries enjoyed such significant outperformance versus cyclicals during 2008 that only a prolonged bearish outlook for the global economy and


                        4 CAUSEWAY EMERGING MARKETS FUND
financial system could justify the valuation discrepancy. Given improving macroeconomic data from the US and regions globally (especially Asia), a doomsday scenario for the global economy appears increasingly unlikely. Thus, riskier assets such as cyclical stocks should continue to recover from distressed levels. We will continue to monitor the Fund's exposure to quality factors such as financial leverage, volatility, earnings uncertainty, and solvency, to seek out cyclical stocks that are high quality.


/s/ Arjun Jayaraman                     /s/ MacDuff Kuhnert
Arjun Jayaraman                         MacDuff Kuhnert
Portfolio Manager                       Portfolio Manager

April 23, 2009

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

AS OF 3/31/09, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE (51.82)% (ONE YEAR) AND (23.65)% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE (51.88)% (ONE YEAR) AND (23.64)% (SINCE INCEPTION). INCEPTION WAS 3/30/07.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS. THE FUND IMPOSES A REDEMPTION FEE OF 2% OF THE ORIGINAL VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE QUOTED IN THIS REPORT IF YOU REDEEMED AND A REDEMPTION FEE WAS APPLIED.

THE MSCI EMERGING MARKETS INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                        CAUSEWAY EMERGING MARKETS FUND 5

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
COMMON STOCK
BRAZIL -- 11.0%
   Brasil Telecom SA ADR                                               5,900   $    98
   Centrais Eletricas Brasileiras SA                                  19,600       218
   Cia de Saneamento Basico do Estado de Sao Paulo ADR                10,200       218
   Cia Vale do Rio Doce ADR, Class B                                  32,900       437
   Itau Unibanco Banco Multiplo SA ADR                                 8,050        87
   Natura Cosmeticos SA                                                4,400        43
   Petroleo Brasileiro SA ADR                                         27,900       734
   Souza Cruz SA                                                      12,700       243
   Tele Norte Leste Participacoes SA ADR                              11,100       154
                                                                               -------
                                                                                 2,232
                                                                               -------
CHINA -- 19.8%
   Agile Property Holdings Ltd.                                      382,000       217
   Bank of China Ltd.                                                727,000       241
   Chaoda Modern Agriculture                                         367,398       219
   China Agri-Industries Holdings Ltd.                               280,000       133
   China Construction Bank Corp., Class H                          1,071,000       608
   China COSCO Holdings Co. Ltd., Class H                            356,500       232
   China Life Insurance Co. Ltd. ADR                                   1,200        59
   China Mobile Ltd. ADR                                               9,800       427
   China Petroleum & Chemical Corp. ADR                                1,200        77
   CNOOC Ltd. ADR                                                      3,100       312
   Dongfeng Motor Group Co. Ltd., Class H                            490,000       253
   FerroChina Ltd.(3)                                                258,000        --
   Industrial & Commercial Bank of China                             215,000       112
   Netease.com ADR(1)                                                  3,400        91
   PetroChina Co. Ltd. ADR                                               900        72
   Shanda Interactive Entertainment Ltd. ADR(1)                        6,300       249
   Shenzhen Investment Ltd.                                          608,000       151

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        6 CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
CHINA -- (CONTINUED)
   Shui On Land Ltd.                                                 185,000   $    65
   Sino Techfibre Ltd.                                               760,000        45
   Sohu.com Inc.(1)                                                    2,000        83
   Want Want China Holdings Ltd.                                     397,000       184
   Yanzhou Coal Mining Co. Ltd. ADR                                   22,900       164
                                                                               -------
                                                                                 3,994
                                                                               -------
HONG KONG -- 1.1%
   Beijing Enterprises Holdings Ltd.                                  40,000       166
   Shougang Concord International Enterprises Co. Ltd.               560,000        58
                                                                               -------
                                                                                   224
                                                                               -------
HUNGARY -- 0.7%
   OTP Bank Nyrt                                                      15,721       133
                                                                               -------
INDIA -- 6.0%
   Bank of India                                                      55,708       242
   ICICI Bank Ltd. ADR                                                 4,000        53
   IDBI Bank Ltd.                                                     84,300        76
   Infosys Technologies Ltd. ADR                                       1,800        48
   NTPC Ltd.                                                          50,999       182
   Oil & Natural Gas Corp. Ltd.                                       20,912       324
   Reliance Industries Ltd.                                            4,454       135
   Sesa GOA Ltd.                                                      73,296       144
                                                                               -------
                                                                                 1,204
                                                                               -------
INDONESIA -- 2.4%
   Bank Mandiri Persero                                              763,500       145
   Bumi Resources Tbk PT                                           4,671,500       332
                                                                               -------
                                                                                   477
                                                                               -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 7

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
ISRAEL -- 5.7%
   Bank Leumi Le-Israel BM                                           126,812   $   254
   Bezeq Israeli Telecommunication Corp. Ltd.                        113,233       178
   Cellcom Israel Ltd.                                                    37         1
   Check Point Software Technologies(1)                                8,300       184
   Israel Chemicals Ltd.                                               7,324        59
   Teva Pharmaceutical Industries Ltd. ADR                            10,524       474
                                                                               -------
                                                                                 1,150
                                                                               -------
MALAYSIA -- 1.8%
   Affin Holdings Bhd                                                234,100        88
   Digi.com Bhd                                                       12,300        72
   KNM Group Bhd                                                          25        --
   Telekom Malaysia Bhd                                              220,700       213
                                                                               -------
                                                                                   373
                                                                               -------
MEXICO -- 3.2%
   America Movil SAB de CV ADR, Class L                                6,000       162
   Cemex SAB de CV ADR(1)                                             18,800       118
   Grupo Financiero Banorte SAB de CV, Class O                        70,000        93
   Grupo Mexico SAB de CV, Class B                                   341,952       249
   Grupo Televisa SA ADR                                               1,400        19
                                                                               -------
                                                                                   641
                                                                               -------
POLAND -- 2.8%
   Grupa Lotos SA(1)                                                   8,769        42
   KGHM Polska Miedz SA                                               29,673       392
   Polski Koncern Naftowy Orlen SA                                    20,629       142
                                                                               -------
                                                                                   576
                                                                               -------
RUSSIA -- 5.0%
   Evraz Group SA GDR                                                  6,750        56
   LUKOIL ADR                                                          9,350       350
   Mechel ADR                                                         25,400       106

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        8 CAUSEWAY EMERGING MARKETS FUND

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
RUSSIA -- (CONTINUED)
   Mobile Telesystems ADR                                              2,500   $    75
   OAO Gazprom ADR                                                    14,300       212
   OAO Gazprom                                                        36,629       141
   Sistema GDR                                                        14,082        80
                                                                               -------
                                                                                 1,020
                                                                               -------
SOUTH AFRICA -- 8.7%
   ABSA Group Ltd.                                                    12,969       132
   British American Tobacco PLC                                        1,188        28
   Foschini Ltd.                                                      13,826        64
   Gold Fields Ltd. ADR                                               26,000       295
   Massmart Holdings Ltd.                                             14,933       110
   Metropolitan Holdings Ltd.                                        135,184       150
   MTN Group Ltd.                                                     41,670       465
   Reinet Investments SCA(1)                                           1,863         2
   Remgro Ltd.                                                        23,863       171
   Sasol Ltd. ADR                                                        100         3
   Shoprite Holdings Ltd.                                             64,957       349
                                                                               -------
                                                                                 1,769
                                                                               -------
SOUTH KOREA -- 11.8%
   Busan Bank                                                         38,374       167
   Global & Yuasa Battery Co. Ltd.                                     5,400        90
   Hana Financial Group Inc.                                           6,120        94
   Honam Petrochemical Corp.                                           1,451        63
   Hyundai Heavy Industries                                            1,212       175
   Hyundai Mipo Dockyard                                               2,077       198
   Hyundai Mobis                                                       1,336        78
   Industrial Bank of Korea                                           22,820       115
   Korea Zinc Co. Ltd.                                                   450        38
   KT&G Corp                                                           2,913       162
   LG Chemical Ltd.(2)                                                 3,055       195

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 9

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
SOUTH KOREA -- (CONTINUED)
   LG Display Co. Ltd. ADR                                            12,500   $   128
   LG Telecom Ltd.                                                    28,051       173
   POSCO ADR                                                           1,200        80
   Samsung Electronics Co. Ltd.                                          841       350
   STX Pan Ocean Co. Ltd.                                                  1        --
   Woori Finance Holdings Co. Ltd.                                    30,420       158
   Yuhan Corp.                                                           929       126
                                                                               -------
                                                                                 2,390
                                                                               -------
TAIWAN -- 12.1%
   AU Optronics Corp. ADR                                             51,064       428
   China Development Financial Holding Corp.                         516,925       103
   Chunghwa Telecom Co. Ltd. ADR                                      17,626       321
   Compal Electronics Inc.                                           528,536       380
   Great Wall Enterprise Co.                                             472        --
   Hung Sheng Construction Co. Ltd.                                  711,000       196
   LEE Chang Yung Chemical Industry Corp.                                172        --
   Lite-On Technology Corp.                                          229,420       156
   Micro Star International Co. Ltd.                                 175,816        87
   Quanta Computer Inc.                                              206,000       260
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                    22,107       198
   U-Ming Marine Transport Corp.                                      80,000       121
   Unitech Printed Circuit Board Corp.                                   205        --
   Universal Scientific Industrial Co. Ltd.                          397,242       119
   Wistron Corp.                                                      71,000        77
                                                                               -------
                                                                                 2,446
                                                                               -------
THAILAND -- 1.3%
   Krung Thai Bank                                                   466,100        60
   PTT Aromatics & Refining                                               36        --
   Thoresen Thai Agencies                                            555,520       197
                                                                               -------
                                                                                   257
                                                                               -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        10 CAUSEWAY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH 31, 2009 (UNAUDITED)

CAUSEWAY EMERGING MARKETS FUND                              NUMBER OF SHARES    VALUE
------------------------------                              ----------------   -------
TURKEY -- 1.0%
   Dogan Sirketler Grubu Holdings                                    387,183   $   128
   Turk Hava Yollari                                                  16,732        66
                                                                               -------
                                                                                   194
                                                                               -------
TOTAL COMMON STOCK
   (COST $32,058) -- 94.4%                                                      19,080
                                                                               -------
PREFERRED STOCK
BRAZIL -- 4.4%
   Centrais Eletricas Brasileiras SA                                   9,100        98
   Cia Energetica de Minas Gerais                                      8,900       131
   Eletropaulo Metropolitana Eletricidade de Sao Paulo SA             22,129       312
   Investimentos Itau SA                                              39,779       137
   Telemar Norte Leste SA                                              9,709       219
                                                                               -------
                                                                                   897
                                                                               -------
SOUTH KOREA -- 0.4%
   Hyundai Motor Co.                                                   5,000        76
                                                                               -------
TOTAL PREFERRED STOCK
   (COST $1,524) -- 4.8%                                                           973
                                                                               -------
TOTAL INVESTMENTS -- 99.2%
   (COST $33,582)                                                               20,053
                                                                               -------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%                                      169
                                                                               -------
NET ASSETS -- 100.0%                                                           $20,222
                                                                               =======

*    Except for share data.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  Non-income producing security.

(2)  Security is fair valued (see Note 2 in the Notes to Financial Statements).

(3)  Security fair valued at zero due to company's insolvency.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 11

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2009, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                 COMMON   PREFERRED      % OF
CAUSEWAY EMERGING MARKETS FUND    STOCK     STOCK     NET ASSETS
------------------------------   ------   ---------   ----------
Financials                         19.6%     0.7%        20.3%
Energy                             15.0      0.0         15.0
Information Technology             14.0      0.0         14.0
Telecommunication Services         12.0      1.0         13.0
Materials                          11.4      0.0         11.4
Consumer Staples                    7.3      0.0          7.3
Industrials                         6.4      0.0          6.4
Utilities                           3.0      2.7          5.7
Consumer Discretionary              2.7      0.4          3.1
Health Care                         3.0      0.0          3.0
                                   ----      ---         ----
TOTAL COMMON STOCK                 94.4%     4.8%        99.2%
                                   ====      ===         ====
EXCESS OF CASH AND RECEIVABLES
   OVER PAYABLES                                          0.8
                                                        -----
NET ASSETS                                              100.0%
                                                        =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        12 CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                            CAUSEWAY
                                                                            EMERGING
                                                                          MARKETS FUND
                                                                          ------------
                                                                             3/31/09
                                                                          ------------
ASSETS:
   Investments at Market Value (Cost $33,582)                               $ 20,053
   Receivable for Dividends and Interest                                         138
   Receivable for Investment Securities Sold                                     108
   Foreign Currency (Cost $64)                                                    64
                                                                            --------
      TOTAL ASSETS                                                            20,363
                                                                            --------
LIABILITIES:
   Payable for Investment Securities Purchased                                    52
   Due to Custodian                                                               31
   Payable for Shareholder Service Fees -- Investor Class                          8
   Payable due to Investment Adviser                                               5
   Accumulated Foreign Capital Gains Tax on Appreciated Securities                 2
   Payable due to Administrator                                                    1
   Payable for Trustees' Fees                                                      1
   Other Accrued Expenses                                                         41
                                                                            --------
      TOTAL LIABILITIES                                                          141
                                                                            --------
      NET ASSETS                                                            $ 20,222
                                                                            ========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                $ 47,161
   Undistributed Net Investment Income                                            81
   Accumulated Net Realized Loss on Investments                              (13,491)
   Accumulated Foreign Capital Gains Tax on Appreciated Securities                (2)
   Net Unrealized Depreciation on Investments                                (13,529)
   Net Unrealized Appreciation on Foreign Currencies and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies               2
                                                                            --------
      NET ASSETS                                                            $ 20,222
                                                                            ========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $18,105,499 / 3,350,861 SHARES) -- INSTITUTIONAL CLASS                $   5.40
                                                                            ========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $2,116,694 / 389,201 SHARES) -- INVESTOR CLASS                        $   5.44
                                                                            ========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 13

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                                 CAUSEWAY
                                                                                                 EMERGING
                                                                                               MARKETS FUND
                                                                                               ------------
                                                                                                10/01/08 to
                                                                                                  3/31/09
                                                                                               ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $20)                                        $    263
                                                                                                 --------
   TOTAL INVESTMENT INCOME                                                                            263
                                                                                                 --------
EXPENSES:
   Investment Advisory Fees                                                                           105
   Administration Fees                                                                                  6
   Shareholder Service Fees -- Investor Class                                                           2
   Custodian Fees                                                                                      31
   Professional Fees                                                                                   26
   Transfer Agent Fees                                                                                 25
   Registration Fees                                                                                   14
   Printing Fees                                                                                        4
   Trustees' Fees                                                                                       2
   Other Fees                                                                                           5
                                                                                                 --------
   TOTAL EXPENSES                                                                                     220
   Less:
   Waiver of Investment Advisory Fees                                                                 (75)
                                                                                                 --------
   NET EXPENSES                                                                                       145
                                                                                                 --------
   NET INVESTMENT INCOME                                                                              118
                                                                                                 --------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Loss from Security Transactions                                                   (12,089)
   Net Realized Loss from Foreign Currency Transactions                                               (73)
   Net Change in Unrealized Appreciation on Investments                                             1,999
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                                    5
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of
      Other Assets and Liabilities Denominated in Foreign Currency                                      8
                                                                                                 --------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS              (10,150)
                                                                                                 --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $(10,032)
                                                                                                 ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        14 CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                              CAUSEWAY EMERGING MARKETS FUND
                                                                              ------------------------------
                                                                                 10/01/08 to   10/01/07 to
                                                                                   3/31/09       9/30/08
                                                                                 (Unaudited)    (Audited)
                                                                                 -----------   -----------
OPERATIONS:
   Net Investment Income                                                           $    118      $    843
   Net Realized Loss from Security Transactions                                     (12,089)         (751)
   Net Realized Loss from Foreign Currency Transactions                                 (73)          (39)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                1,999       (19,316)
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                      5            --
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
      and Translation of Other Assets and Liabilities Denominated in
      Foreign Currency                                                                    8            (7)
                                                                                   --------      --------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (10,032)      (19,270)
                                                                                   --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                              (544)         (348)
      Investor Class                                                                    (47)         (106)
                                                                                   --------      --------
   Total Net Investment Income Dividends                                               (591)         (454)
                                                                                   --------      --------
   Net Capital Gain Distributions:
      Institutional Class                                                                --          (663)
      Investor Class                                                                     --          (212)
                                                                                   --------      --------
   Total Net Capital Gain Distributions                                                  --          (875)
                                                                                   --------      --------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                   (591)       (1,329)
                                                                                   --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE
      TRANSACTIONS(1)                                                                (1,336)       25,865
   Redemption Fees(2)                                                                     5            17
                                                                                   --------      --------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (11,954)        5,283
                                                                                   --------      --------
NET ASSETS:
      Beginning of Period                                                            32,176        26,893
                                                                                   --------      --------
      END OF PERIOD                                                                $ 20,222      $ 32,176
                                                                                   ========      ========
      UNDISTRIBUTED NET INVESTMENT INCOME                                          $     81      $    554
                                                                                   ========      ========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 15

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (UNAUDITED) AND THE YEAR OR PERIOD ENDED SEPTEMBER 30, FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                               Net Realized
                                                   and
                      Net Asset                 Unrealized                   Dividends   Distributions       Total
                        Value,        Net          Gain          Total        from Net       from         Dividends
                      Beginning   Investment    (Loss) on        from        Investment     Capital          and          Redemption
                    of Period($)   Income($)  Investments($)  Operations($)   Income($)     Gains($)    Distributions($)    Fees($)
                    ------------  ----------  --------------  -------------  ----------  -------------  ----------------  ----------
CAUSEWAY EMERGING
   MARKETS FUND+
INSTITUTIONAL
   CLASS
   2009(1)               7.96        0.03          (2.44)         (2.41)       (0.15)           --           (0.15)           --
   2008                 13.26        0.31          (5.00)         (4.69)       (0.21)        (0.40)          (0.61)           --
   2007(2)              10.00        0.08           3.18           3.26           --            --              --            --
INVESTOR CLASS
   2009(1)               7.97        0.02          (2.43)         (2.41)       (0.12)           --           (0.12)           --
   2008                 13.29        0.22          (4.94)         (4.72)       (0.20)        (0.40)          (0.60)           --
   2007(2)              10.00        0.06           3.23           3.29           --            --              --            --

(1) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

(2) Commenced operations on March 30, 2007. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        16 CAUSEWAY EMERGING MARKETS FUND

                                                   Ratio of
                                                   Expenses        Ratio
                                                  to Average      of Net
                         Net Assets   Ratio of        Net       Investment
  Net Asset                End of    Expenses to    Assets        Income      Portfolio
 Value, End     Total      Period    Average Net  (Excluding    to Average    Turnover
of Period($)  Return(%)    ($000)     Assets(%)   Waivers)(%)  Net Assets(%)   Rate(%)
------------  ---------  ----------  -----------  -----------  -------------  ---------




    5.40      (30.21)     18,105        1.35         2.06          1.14          48
    7.96      (37.10)     28,851        1.35         1.56          2.69         100
   13.26       32.60      22,376        1.35         3.24          1.44          77

    5.44      (30.21)      2,117        1.60         2.31          0.94          48
    7.97      (37.22)      3,325        1.60         1.82          1.79         100
   13.29       32.90       4,517        1.58         3.16          1.02          77

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Causeway Emerging Markets Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement


                        18 CAUSEWAY EMERGING MARKETS FUND
in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In September 2006, the Financial Accounting Standards Board ("FASB") released STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on October 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at March 31, 2009:

Level 1   Level 2+   Level 3    Total
 (000)      (000)     (000)     (000)
-------   --------   -------   -------
 $7,698    $12,160     $195    $20,053

+ Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                           Investments
                                          in Securities
                                              (000)
                                          -------------
Beginning balance as of October 1, 2008       $ --
Accrued discounts/premiums                      --
Realized (loss)                                 --
Change in unrealized appreciation               --
Net purchases/sales                             --
Net transfer in and/or out of Level 3          195
                                              ----
Ending balance as of March 31, 2009           $195
                                              ----


                        CAUSEWAY EMERGING MARKETS FUND 19

CASH AND CASH EQUIVALENTS -- Investments in money market funds are valued daily at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on


                        20 CAUSEWAY EMERGING MARKETS FUND
excessive short-term trading. For the six months ended March 31, 2009, the Institutional Class and Investor Class received $4,812 and $492 in redemption fees, respectively.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2009 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% and 1.60% of Institutional Class and Investor Class average daily net assets, respectively. For the six months ended March 31, 2009, the Adviser waived $75,131.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2009, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4.   INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2009, for the Fund were as follows:

Purchases     Sales
  (000)       (000)
---------   --------
 $10,533    $12,250


                        CAUSEWAY EMERGING MARKETS FUND 21

5.   RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6.   FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2009, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $1,477.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2008 (000):

  Undistributed   Accumulated
 Net Investment   Net Realized
     Income           Gain
---------------   ------------
      $66             $(66)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal year ended September 30, 2008, was as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain    Total
       --------   ------------   ------
2008    $1,329         $--       $1,329


                        22 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income     $    591
Unrealized Depreciation            (15,737)
Post-October Losses                 (1,133)
Post-October Accumulated Losses        (37)
                                  --------
Total Accumulated Losses          $(16,316)
                                  ========

Post-October losses and Post-October currency losses represent losses realized on securities and currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At March 31, 2009, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                            Net
 Federal   Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Depreciation
--------   -----------   -----------   ------------
 $33,582       $541       $(14,070)      $(13,529)

7.   CAPITAL SHARES ISSUED AND REDEEMED (000)


                                                         Six Months Ended             Fiscal Year Ended
                                                    March 31, 2009 (Unaudited)  September 30, 2008 (Audited)
                                                    --------------------------  ----------------------------
                                                          SHARES    VALUE             SHARES    VALUE
                                                          ------   -------            ------   -------
INSTITUTIONAL CLASS:
Shares Sold                                                 355    $ 1,859             1,911   $23,873
Shares Issued in Reinvestment of
   Dividends and Distributions                              102        537                76       976
Shares Redeemed                                            (732)    (3,535)              (49)     (641)
                                                           ----    -------             -----   -------
Increase (Decrease) in Shares Outstanding Derived
   from Institutional Class Transactions                   (275)    (1,139)            1,938    24,208
                                                           ----    -------             -----   -------
INVESTOR CLASS:
Shares Sold                                                  82        435               400     5,301
Shares Issued in Reinvestment of
   Dividends and Distributions                                9         45                24       306
Shares Redeemed                                            (119)      (677)             (347)   (3,950)
                                                           ----    -------             -----   -------
Increase (Decrease) in Shares Outstanding Derived
   from Investor Class Transactions                         (28)      (197)               77     1,657
                                                           ----    -------             -----   -------
Increase (Decrease) in Shares Outstanding
   from Capital Share Transactions                         (303)   $(1,336)            2,015   $25,865
                                                           ====    =======             =====   =======


                        CAUSEWAY EMERGING MARKETS FUND 23

8.   RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a more-likely-than-not standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.


                        24 CAUSEWAY EMERGING MARKETS FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


                        CAUSEWAY EMERGING MARKETS FUND 25

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

                                 BEGINNING     ENDING                 EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                   VALUE       VALUE      EXPENSE      DURING
                                  10/1/08     3/31/09      RATIOS      PERIOD*
                                 ---------   ---------   ----------   --------
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Institutional Class              $1,000.00   $  697.90      1.35%      $5.71
HYPOTHETICAL 5% RETURN
Institutional Class              $1,000.00   $1,018.20      1.35%      $6.79
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Investor Class                   $1,000.00   $  697.90      1.60%      $6.77
HYPOTHETICAL 5% RETURN
Investor Class                   $1,000.00   $1,016.95      1.60%      $8.05

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                        26 CAUSEWAY EMERGING MARKETS FUND

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-SA-004-0100

                         CAUSEWAY EMERGING MARKETS FUND

                              (CAUSEWAY FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                          CAUSEWAY EMERGING MARKETS FUND

                                 MARCH 31, 2009

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 2, 2009


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer

Date: June 2, 2009